EXHIBIT 10(a)

* * * CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B
Amendment #1 — September 1, 2002

Distribution Agreement — Transmation/Altek Products

PRODUCT PURCHASE COMMITMENTS

This Agreement replaces the original Exhibit B and Appendix A to the Product Distribution Agreement (the “PDA”) between Fluke Electronics Corporation (hereinafter “Fluke”) and the company formerly known as Transmation, Inc. and now known as Transcat, Inc. (hereinafter “Transmation”) which was entered into by those two parties as part of the Stock Purchase Agreement by and among Transmation, Inc., Altek Industries Corp. and Fluke Electronics Corporation, dated December 26, 2001. In addition, this Agreement modifies the original Exhibit A, and deletes section 7, of the PDA.

Fluke and Transmation agree that it is in their mutual best interests to modify the product Purchase Commitments in the PDA by combining the purchase of both Transmation and Fluke products under a single commitment. In consideration of the terms and conditions described herein, Fluke will agree to modify those commitments.

THEREFORE, Fluke and Transmation agree as follows:

1.     Product Definitions. The products addressed in this Agreement shall be defined as follows:

A.	“TPG Products” shall mean those Transmation and Altek-branded products on the list attached hereto as Appendix A, which list replaces that attached to Exhibit A of the PDA. The term shall not include any such products that are now, or may hereafter be, manufactured for and sold by Fluke to other customers (OEM products).

B.	“Fluke Products” shall mean all other products now or hereafter manufactured and/or sold by Fluke that are sold by Transmation pursuant to its 1998 Product Distribution Agreement with Fluke, as it may be amended or replaced (the “Fluke Distribution Agreement”). Fluke Products under that agreement are those in the following Fluke Product Families: Process Tools (PTOOL), Hart Products (HCAL), Digital Multimeters (DMM), ScopeMeter (SCM), Electrical Products (EPROD), Accessories (ACC), Agilent Products (FHP), Temperature (TEMP), Pomona (POM) and Meterman (MM).

C.	Neither product definition above shall include parts, product service, nor any product unit purchased for Transmation’s own use, or for any reason other than for selling that product to a customer.

2.     Purchase Commitments for Calendar Year 2002. Transmation hereby guarantees to Fluke that during calendar year 2002 it shall purchase from Fluke, TPG and Fluke Products totaling at least [ * * * ] dollars ($[ * * * ]). “Purchase” as used herein shall be defined as product purchased at Fluke prices charged to Transmation and shipped and invoiced by Fluke to

* * * CONFIDENTIAL TREATMENT REQUESTED

Transmation within the calendar year. Fluke and Transmation acknowledge and agree that Transmation purchases of TPG and Fluke Products through August 23, 2002 [ * * * ] dollars ($[ * * * ]), leaving a required Purchase Commitment amount for 2002 [ * * * ] dollars ($[ * * * ]).

3.     Subsequent Purchase Commitments. The combined purchase commitment for TPG and Fluke Products shall be in the following amounts in the subsequent calendar years of the PDA’s term:

2003	$[ * * * ]	(which shall be increased to $[ * * * ] if Fluke delivers to Transmation the “Altek 1048” by March 31, 2003)

2004	$[ * * * ]

2005	$[ * * * ]

2006	$[ * * * ]

4.     Purpose of Commitments. Transmation acknowledges that Fluke does not have a structure or process in place to distribute Transmation and Altek products, and that Fluke relies on Transmation to do so.

5.     Product Price Increases. Article 3 of Exhibit B of the PDA, addressing the effect of increased product prices on the guaranteed purchase commitment, is hereby deleted.

6.     Order Booking Limitations.

A.	To ensure that Transmation does not place an unusually large order at the end of 2002 that could place an unreasonable burden upon Fluke in light of its other manufacturing requirements, Transmation shall:

(1)	book no less than a total of [ * * * ] dollars ($[ * * * ]) of Fluke and TPG Products in each calendar month of September, October and November 2002, and provide to Fluke no later than the first day of the month, in a form and having sufficient detail that is satisfactory to Fluke, a written model forecast (which can be delivered to Fluke electronically) for each of October and November; and

(2)	place its last order for 2002 no later than 5:00 p.m. Pacific Time on December 2, 2002.

B.	To ensure that Transmation does not place an unusually large order at the end of 2003 and subsequent years that could place an unreasonable burden upon Fluke in light of its other manufacturing requirements, Fluke will not be obligated to ship more than [ * * * ] percent of the annual commitment level described in Section 3 above in each of the months of October, November and December, not including any back-ordered

* * * CONFIDENTIAL TREATMENT REQUESTED

TPG or Fluke Products existing prior to December 1. Orders that require shipments above that [ * * * ]- percent limitation in any of those months will be considered “Excess Product”. The last order for each year shall be delivered to Fluke no later than 5:00 p.m., Pacific Time, on the last day of Fluke’s fiscal November. Fluke will make reasonable efforts to manufacture and deliver Excess Product, but it shall not be penalized if it is unable to do so. The Excess Product that Fluke is unable to reasonably manufacture by the end of its fiscal year shall not be applied to Transmation’s guaranteed Product Purchase Commitment for the subsequent year.

C.	If Transmation’s final order for the year (placed in compliance with sections 6.A and 6.B above) does not raise its total purchases to the guaranteed annual Purchase Commitment, Fluke will invoice Transmation for the difference between the total amount ordered and manufactured for the year and the balance needed to reach the Purchase Commitment. Transmation shall pay that amount within 45 days of receipt of Fluke’s invoice. Delinquent amounts shall incur per annum interest of [ * * * ] percent ([ * * * ]%).

7.     Quarterly Forecasts. By the first day of each calendar quarter throughout 2003 and throughout the rest of the PDA term, Transmation shall give to Fluke a model rolling five-quarter forecast. Each forecast shall be in writing (but can be delivered to Fluke electronically) and shall be in a form substantially similar to that shown on Appendix B hereto.

8.     Termination of Commitment Obligations. If either the PDA or the Fluke Distribution Agreement is terminated by Fluke without cause or expires according to its terms or if Fluke makes Transmation a non-exclusive distributor of TPG products, Transmation shall not be obligated to meet the Purchase Commitments described in this Exhibit B.

9.     Inventory Adjustments. Article 7 of the PDA is hereby deleted and Transmation acknowledges that it has no inventory adjustment rights under this Agreement and that any such adjustment rights that it may have shall pertain only to the purchase of Fluke Products pursuant to its 1998 Product Distributor Agreement with Fluke, as amended.

10.     Revised Rebate Provision. The quarterly growth rebates described in Exhibit A of the PDA are, as of September 1, 2002, deleted in their entirety. The parties hereby agree to modify the Fluke Distributor Agreement by revising the Growth Rebate section of Exhibit C1 thereto. The rebate percentages shall be as follows:

Growth %	Rebate %

>[ * * * ]%	>[ * * * ]%

>>[ * * * ]%	>[ * * * ]%

>>[ * * * ]%	>[ * * * ]%

>>[ * * * ]%	>[ * * * ]%

>>[ * * * ]%	>[ * * * ]%

* * * CONFIDENTIAL TREATMENT REQUESTED

The revised Exhibit C1 is attached hereto. The threshold level applicable to rebates to be paid for sales under that Exhibit C1 shall be increased by adding $[ * * * ] to the baseline net shipments data for Fluke’s third quarter 2002. That increase shall apply only to the rebate calculations for fourth quarter 2002. The rebate percentages shall apply throughout the term of the PDA unless modified by mutual agreement of the parties.

11.     Venue and Costs. The venue for any action brought by either party to enforce any term or condition of the PDA, including those of this Appendix B, shall be in King Country Superior Court in Seattle, Washington and Transmation hereby subjects itself to the jurisdiction of that court . The prevailing party in any dispute shall be awarded its reasonable attorney fees and costs incurred and such amount shall be included in the amount of any judgment entered in favor of that prevailing party.

12.     Entire Agreement. The terms and conditions herein constitute the entire agreement between the parties regarding the subject matter addressed and supersede all previous understandings, whether oral or written, relating to the subject matter. However, nothing herein shall modify or amend any requirements set forth in Transmation’s 1998 Product Distributor Agreement except as described in Section 10 above (“Revised Rebate Provision”).

SIGNATURE PAGE FOLLOWS

* * * CONFIDENTIAL TREATMENT REQUESTED

This Agreement is effective as of September 1, 2002.

FLUKE ELECTRONICS CORPORATION	TRANSCAT, INC.

By James L. Cavoretto, President	By Carl E. Sassano President & Chief Executive Officer

* * * CONFIDENTIAL TREATMENT REQUESTED

APPENDIX A “TPG PRODUCTS”

TCAT
Catalog #	TPG Item Master
April 2002	Cross Reference	Oracle PN	Fluke Model #	Fluke Description

40E	40	1799173	40	MA/V MODULE

4364E	46	1823762	46	ALTEK 2-WIRE SIMULATOR

60T	60	1820459	60	T/C MODULE

65TDB	65	1787992	65	TEMPERATURE DRY BLOCK INTERFACE MODULE

70T	70	1788640	70	RTD MODULE

22426T	111	1827529	111	ALTEK RTD CALIBRATOR

190P	190	1829176	190	PRESSURE CALIBRATOR, QUIKCAL 190

191P	191	1799945	191	PRESSURE CALIBRATOR, QUIKCAL 191

195P	195	1829967	195TPG	PRESSURE CALIBRATOR, QUIKCAL 195

196P	196	1799961	196	PRESSURE CALIBRATOR, QUIKCAL 196

4363T	211	1798479	211	ALTEK RTD CALIBRATOR

3333E	235	1825715	235/TPG	ALTEK PROCESS VOLTAGE ANALYZER

390P	390	1798908	390	390 PRESSURE CALIBRATOR (W/O MODULES)

5086T	422	1822834	422	ALTEK UNIVERSAL THERMOCOUPLE CALIBRATOR

434E	434-	1823227	434	ALTEK mA PROCESS LOOP CALIBRATOR

820E	820	1783509	820	TECHCHEK MULTIFUNCTION PROCESS CALIBRATOR

830E	830	1783527	830	TECHCHEK MULTIFUNCTION PROCESS CALIBRATOR

NIC	934	1784188	934	ALTEK MA/V CALIBRATOR

1004E	1004	1806572	1004	BATTERY CHARGER FOR SPBE BATTERIES

3330T	09-3781	1835618	09-3781	DUAL CARRYING CASE

5721E	09-3783	1806549	09-3783	CARRYING CASE W/BELT LOOP

	09-3787	1835652	09-3787	CARRYING CASE 830/MODPAK

3331E-CS	09-3788	1835665	09-3788	CARRYING CASE FOR THE MODEL 134-2

5838P	100836-009	1835573	100836-009	O RING/FILTER KIT

100922-262	100922-262	1799578	100922-262	RUBBER BOOT

1045E-01	1045-01	1799734	1045-01	DC PROCESS SIGNAL CALIBRATOR, 115V

1045E-02	1045-02	1799741	1045-02	DC PROCESS SIGNAL CALIBRATOR, 220V

1091PLUS	1091PLUS-10	1827431	1091PLUS-10	MULTIFUNCTION PRESSURE CALIBRATOR

5835P-300	1099-300	1827446	1099-300	PUMP, PNEUMATIC, HAND 300 PSIG

5835P-600	1099-600	1799790	1099-600	PUMP, PNEUMATIC, HAND 600 PSIG

5836P-1	1099-PNC-01	1827454	1099-PNC-01	PNEUMATIC CALIBRATOR/HAND PUMP, 500 PSI

5836P-2	1099-PNC-02	1827468	1099-PNC-02	PNEUMATIC CALIBRATOR/HAND PUMP, 3500 KPA

22761T-1000F	11-1000F-1.3850	1827507	11-1000F	ALTEK RTD CALIBRATOR, 100 OHM PT 1.3850, 1000F

22761T-250C	11-250C-1.3850	1799832	11-250C	ALTEK RTD CALIBRATOR, 100 OHM PT 1.3850, 250C

22761T-250F	11-250F-1.3850	1799844	11-250F	ALTEK RTD CALIBRATOR, 100 OHM PT 1.3850, 250F

22761T-500C	11-500C-1.3850	1827518	11-500C	ALTEK RTD CALIBRATOR, 100 OHM PT 1.3850, 500C

22761T-500F	11-500F-1.3850	1799859	11-500F	ALTEK RTD CALIBRATOR, 100 OHM PT 1.3850, 500F

3331E-2	134-2	1828520	134-2	ALTEK POCKETCAL mA CALIBRATOR

NIC	190-SI	1829183	190-SI	PRESSURE CAL. 190-SI

NIC	191-SI	1829284	191-SI	PRESSURE CAL, QUIKCAL 191

NIC	195-SI	1829971	195-SI	PRESSURE CAL, QUIKCAL 195

NIC	196-SI	1829998	196-SI	PRESSURE CAL, QUIKCAL 196

22754T-B	222A-B-F/C	1825406	222A-B-F/C	222-A B F/C Thermocouple

22754T-C	222A-C-F/C	1798583	222A-C-F/C	222-A C F/C Thermocouple

22754T-E	222A-E-F/C	1825414	222A-E-F/C	222-A E F/C Thermocouple

22754T-J	222A-J-F/C	1825423	222A-J-F/C	222-A J F/C Thermocouple

22754T-K	222A-K-F/C	1798590	222A-K-F/C	222-A K F/C Thermocouple

22754T-L	222A-L-F/C	1825438	222A-L-F/C	222-A L F/C THERMOCOUPLE

22754T-MV	222A-MV	1825445	222A-MV	222-A MV Millivolt Source

22754T-N	222A-N-F/C	1798601	222A-N-F/C	222-A N F/C Thermocouple

22754T-R	222A-R-F/C	1825450	222A-R-F/C	222-A R F/C Thermocouple

22754T-S	222A-S-F/C	1825461	222A-S-F/C	222-A S F/C Thermocouple

22754T-T	222A-T-F/C	1798612	222A-T-F/C	222-A T F/C Thermocouple

3306T-B-1700-C	22-B-1700-C	1798487	22-B-1700-C	T/C SIMULATOR

3308T-B-3100-F	22-B-3100-F	1825170	22-B-3100-F	T/C SIMULATOR

3305T-E-1000-C	22-E-1000-C	1825181	22-E-1000-C	T/C SIMULATOR

* * * CONFIDENTIAL TREATMENT REQUESTED

3304T-E-1000-F	22-E-1000-F	1825196	22-E-1000-F	T/C SIMULATOR

3303T-E-500-C	22-E-500-C	1798507	22-E-500-C	T/C SIMULATOR

3302T-E-500-F	22-E-500-F	1825205	22-E-500-F	T/C SIMULATOR

3305T-J-1000-C	22-J-1000-C	1798518	22-J-1000-C	T/C SIMULATOR

3304T-J-1000F	22-J-1000-F	1825210	22-J-1000-F	T/C SIMULATOR

3307T-J-2100-F	22-J-2100-F	1825222	22-J-2100-F	T/C SIMULATOR

3303T-J-500-C	22-J-500-C	1798529	22-J-500-C	T/C SIMULATOR

3302T-J-500-F	22-J-500-F	1825231	22-J-500-F	T/C SIMULATOR

3305T-K-1000-C	22-K-1000-C	1798534	22-K-1000-C	T/C SIMULATOR

3304T-K-1000-F	22-K-1000-F	1825246	22-K-1000-F	T/C SIMULATOR

3307T-K-2100-F	22-K-2100-F	1798541	22-K-2100-F	T/C SIMULATOR

3303T-K-500-C	22-K-500-C	1825254	22-K-500-C	T/C SIMULATOR

3302T-K-500-F	22-K-500-F	1825268	22-K-500-F	T/C SIMULATOR

3306T-R-1700-C	22-R-1700-C	1798552	22-R-1700-C	T/C SIMULATOR

3308T-R-3100-F	22-R-3100-F	1825279	22-R-3100-F	T/C SIMULATOR

3306T-S-1700-C	22-S-1700-C	1798565	22-S-1700-C	T/C SIMULATOR

3308T-S-3100-F	22-S-3100-F	1825287	22-S-3100-F	T/C SIMULATOR

3303T-T-500-C	22-T-500-C	1825293	22-T-500-C	T/C SIMULATOR

3302T-T-500-F	22-T-500-F	1798576	22-T-500-F	T/C SIMULATOR

23400E	23400E	1825575	23400E	CHECKMATE 100, MA CALIBRATOR

23403E	23403E	1825582	23403E	CHECKMATE 200, MV/V CALIBRATOR

23406E	23406E	1825594	23406E	CHECKMATE 300, FREQUENCY CALIBRATOR

23409T	23409T	1798658	23409T	CHECKMATE 400, THERMOCOUPLE CALIBRATOR

NIC	23409T-SI	1825608	23409T-SI	CHECKMATE 400-SI, T/C

23412T	23412T	1825613	23412T	CHECKMATE 500 RTD CALIBRATOR

NIC	23412T-SI	1825624	23412T-SI	CHECKMATE 500-SI RTD

23415P-10	23415P-10	1798664	23415P-10	CHECKMATE600, 10PSID

23415P-100	23415P-100	1825636	23415P-100	CHECKMATE600, 100PSID

23415P-1K	23415P-1000	1825649	23415P-1000	CHECKMATE600, 1000PSIG

NIC	23415P-1000SI	1798673	23415P-1000SI	CHECKMATE 600-SI, 7000KPA

NIC	23415P-100SI	1825651	23415P-100SI	CHECKMATE600-SI, 700KPA

NIC	23415P-10SI	1798686	23415P-10SI	CHECKMATE 600-SI, 70KPA

23415P-10WD	23415P-10WD	1825660	23415P-10WD	CHECKMATE 600, +/- 10 INCHES H20

NIC	23415P-10WDSI	1798699	23415P-10WDSI	CHECKMATE 600-SI, 2500PA

23415P-2K	23415P-2000	1825672	23415P-2000	CHECKMATE600, 2000 PSIG

NIC	23415P-2000SI	1825685	23415P-2000SI	CHECKMATE 600-SI,14000KPA

23415P-30	23415P-30	1798702	23415P-30	CHECKMATE600, 30 PSID

23415P-300	23415P-300	1825697	23415P-300	CHECKMATE600, 300PSIG

NIC	23415P-300SI	1798716	23415P-300SI	CHECKMATE600-SI, 2100KPA

NIC	23415P-30SI	1825703	23415P-30SI	CHECKMATE 600, 210KPA

2800T	2800-NI	1798733	2800-NI	UNIV TEMP TRANSMITTER, DIG DISPLAY (NI FM APP)

3334E	28-0120	1826851	28-0120	120VAC 30VDC ADAPTER

N/A	28-0240	1988490	28-0240	230VAC 30VDC ADAPTER

23760T	311A	1827238	311A	ALTEK UNIVERSAL RTD CALIBRATOR

N/A	311A-SI	1798740	311A-S1	ALTEK UNIVERSAL RTD CALIBRATOR

311A-KP	311A-KP	1827245	311-KP	ALTEK MODEL UNIV RTD CAL KEYPAD VERSION

4669T	322-1	1827405	322-1	ATEK T/C CALIBRATOR (J, K, T, E & MV)

4353E	334A	1798828	334A	ALTEK MILLIAMP LOOP CALIBRATOR, 4 TO 20 MA

NIC	390-SI	1798913	390-SI	390 CALIBRATOR SI VERSION

3-PMF-1	3-PMF1	1827163	3-PMF1	PDA MULTIFUNCTION CALIBRATOR W/O PDA

3346E	40A	1799186	40A	ALTEK FREQUENCY SOURCE

4238P	4238P	1822841	4238P	PNEUMATIC VACUUM PUMP, 0 TO -600 MMHG

434-KP	434-KP	1823230	434-KP	ALTEK mA CALIBRATOR

	500143-003	1821023	500143-003	TRANSMATION TEST LEADS

TA	502226-069	1821857	502226-069	115V CHARGER ADAPTER FOR THE -LP BATTERY PACKS

TA-220	502226-079	1821878	502226-079	220V CHARGER ADAPTER FOR THE -LP BATTERY PACKS

	502226-114	1821922	502226-114	120 VAC, 9VDC ADAPTER (TCAT# 21037E-120

	502226-115	1796503	502226-115	240 VAC, 9VDC ADAPTER (TCAT# 21037E-240)

	502226-131	1821993	502226-131	12V CHARGER FOR MODEL 190

502226-134	502226-134	1822008	502226-134	120V AC ADAPTER

5837P	5837P	1820336	5837P	PRESSURE PUMP, -2 TO 200 PSI

6215P	6215P	1787871	6215P	PRESSURE PUMP, 0 TO 150 PSI

759550-010	759550-010	1786310	759550-010	TRANSMATION REPLACEMENT NICAD BATTERIES

759550-023	759550-023	1786331	759550-023	REPLACEMENT NICAD BATTERIES, 2 EACH

* * * CONFIDENTIAL TREATMENT REQUESTED

759995-265	759995-265	1786536	759995-265	RUBBER BOOT WITH STRAP

NIC	820-SI	1783511	820-SI	TECHCHEK MULTIFUNCTION PROCESS CAL

830-KP	830-KP	1783530	830-KP	TECHCHEK PROCESS CALIBRATOR (KEYPAD VERSION)

NIC	830-SI	1783548	830-SI	TECHCHEK MULTIFUNCTION PROCESS CAL

N/A	90-1000G	1783582	90-1000G	PRESSURE MODULE, 1000 PSIG

N/A	90-100G	1783608	90-100G	PRESS MODULE, 100 PSIG

N/A	90-10G	1783613	90-10G	PRESSURE MODULE, 10 PSIG

N/A	90-10WD	1783624	90-10WD	PRESSURE MODULE, DIFFERENTIAL

N/A	90-15A	1783636	90-15A	PRESSURE MODULE, ABSOLUTE

N/A	90-15C	1783649	90-15C	VACUUM MODULE, COMPOUND

N/A	90-15D	1783651	90-15D	DIFFERENTIAL MODULE, 15 PSID

N/A	90-15V	1783660	90-15V	VACUUM MODULE, 15 PSIG

N/A	90-2500G	1783672	90-2500G	PRESSURE MODULE, 2500 PSIG

N/A	90-300G	1783685	90-300G	PRESSURE MODULE, 300 PSIG ISOLATED MEDIA SINGLE

N/A	90-30A	1783697	90-30A	PRESSURE MODULE, 30PSIA

N/A	90-30D	1783715	90-30D	DIFFERENTIAL MODULE, 30D PSID

N/A	90-30G	1783726	90-30G	PRESS MOD, 30 PSIG, ISO SINGLE SENSOR

N/A	90-500G	1783732	90-500G	PRESSURE MODULE, 500 PSIG ISOLATED MEDIA SINGLE

N/A	90-5D	1783744	90-5D	DIFFERENTIAL MODULE, 5 PSID

N/A	90-5G	1783759	90-5G	PRESSURE MODULE, 5 PSIG, ISO SINGLE SENSOR

N/A	90-5KG	1783767	90-5KG	PRESSURE MODULE, 5000 PSIG

NIC	934-CE	1784195	934-CE	ALTEK MA/V CALIBRATOR WITH CE OPTION

ALTEK942	942	1784206	942	ALTEK FREQ CALIBRATOR WITH TOTALIZER

942-BNC	942-BNC	1784223	942-BNC	ALTEK FREQ CAL W/TOTALIZER AND BNC CONN

5501E	C-41	1784468	C-41	ALTEK DRY CONTACT MODULE

PD0120	PD0120	1810054	PD0120	0-0.500 PSID/0-10.000 IN H2O SINGLE PORT, MODULE

PD0121	PD0121	1810068	PD0121	0-0.500 PSID/0-10.000 INH2O DUAL PORT, MODULE

PD1120	PD1120	1784725	PD1120	0-5.000 PSID/0-100.00 IN H2O SINGLE PORT, MODULE

PD1121	PD1121	1810164	PD1121	0-5.000 PSID/0-100.00 IN H2O DUAL PORT, MODULE

PD2120	PD2120	1810337	PD2120	0-10.000 PSID/0-280.0 IN H2O SINGLE PORT, MODULE

PD2121	PD2121	1810343	PD2121	0-10.000 PSID/0-280.0 INH2O DUAL PORT, MODULE

PD3120	PD3120	1810516	PD3120	0-16.000 PSID/0-420.0 IN H2O SINGLE PORT, MODULE

PD3121	PD3121	1810525	PD3121	0-16.000 PSID/0-420.0 IN H2O DUAL PORT, MODULE

PD4120	PD4120	1784791	PD4120	0-33.00 PSID/0-830.0 IN H2O SINGLE PORT, MODULE

PD4121	PD4121	1810718	PD4121	0-33.00 PSID/0-830.0 INH2O DUAL PORT, MODULE

23344P-1	PPDN00.5	1807695	PPDN00.5	0.5PSID, NON-ISO MODULE

23344P-3	PPDN0005	1807707	PPDN0005	5PSID, NON-ISO MODULE

23344P-5	PPDN0010	1807718	PPDN0010	10PSID, NON-ISO MODULE

23344P-7	PPDN0016	1807729	PPDN0016	16PSID, NON-ISO MODULE

23344P-9	PPDN0033	1807734	PPDN0033	33PSID, NON-ISO MODULE

23344P-11	PPDN0050	1807741	PPDN0050	50PSID, NON-ISO MODULE

23344P-13	PPDN0100	1807752	PPDN0100	100PSID, NON-ISO MODULE

23346P-2	PPGI0016	1807765	PPGI0016	16PSIG, ISOLATED MODULE

23346P-4	PPGI0033	1807776	PPGI0033	33PSIG, ISOLATED MODULE

23346P-6	PPGI0050	1807783	PPGI0050	50PSIG, ISOLATED MODULE

23346P-8	PPGI0100	1807790	PPGI0100	100PSIG, ISOLATED MODULE

23346P-10	PPGI0150	1807803	PPGI0150	150PSIG ISOLATED MODULE

23346P-12	PPGI0300	1807815	PPGI0300	300PSIG, ISOLATED MODULE

23346P-14	PPGI0500	1807826	PPGI0500	500PSIG, ISOLATED MODULE

23346P-16	PPGI1000	1807832	PPGI1000	1000PSIG, ISOLATED MODULE

23346P-18	PPGI3000	1807859	PPGI3000	3000PSIG, ISOLATED MODULE

23346P-20	PPGI5000	1807867	PPGI5000	5000PSIG, ISOLATED MODULE

QDOC-PALM5	QDOC-PALM5	1808691	QDOC-PALM5	5 USER QUIKDOC

QUIKDOC-PALM	QUIKDOC-PALM	1837669	QUIKDOC-PALM	1 USER QUIKDOC

SD0412G	SD0412G	1837789	SD0412G	0-33.00 PSIG/0-830.0 IN H2O ISOLATED TRANS. MODULE

SD0612G	SD0612G	1837965	SD0612G	0-100.00 PSIG/0-2700 IN H2O ISOLATED TRANS. MODULE

SD1312G	SD1312G	1838046	SD1312G	0-150.00 PSIG/0-4000 IN H2O ISOLATED TRANS. MODULE

SD1412G	SD1412G	1838112	SD1412G	0-250.0 PSIG/0-7000 IN H2O ISOLATED TRANS. MODULE

SD1512G	SD1512G	1838186	SD1512G	0-300.00 PSIG/0-8300 IN H2O ISOLATED TRANS. MODULE

SD1612G	SD1612G	1808882	SD1612G	0-500.0 PSIG/0-14000 IN H2O ISOLATED TRANS. MODULE

SD2113G	SD2113G	1808894	SD2113G	0-1000.0 PSIG/0-7000 kPa ISOLATED TRANS. MODULE

SD2118G	SD2118G	1838319	SD2118G	0-1000PSI/0-70.00 BAR,ISO TRANSDUCER MODULE

SPBE	100724-005	1806701	100724-005	DC SNAP PACK BATTERY CARTRIDGE

SPBE-LP	100785-000	1836705	100785-000	AC SNAP PACK BATTERY CARTRIDGE

* * * CONFIDENTIAL TREATMENT REQUESTED

SS2210G	SS2210G	1838815	SS2210G	0-1999.9 PSIG, ISOLATED TRANSDUCER MODULE

90-MP1	T91	1838906	T91	TRANSMATION MODPACK

23300P-100	TCAT23300P-100	1838914	TCAT23300P-100	GAUGE 0 TO 100 PSI

23330P-1000	TCAT23300P-1000	1809059	TCAT23300P-1000	GAUGE 0 TO 1000 PSI

23300P-10K	TCAT23300P-10K	1838923	TCAT23300P-10K	GAUGE 0 TO 9999 PSI

23300P-15	TCAT23300P-15	1809067	TCAT23300P-15	GAUGE 0 TO 15 PSI

23300P-1500	TCAT23300P- 1500	1838938	TCAT23300P-1500	GAUGE 0 TO 1500 PSI

23300P-200	TCAT23300P-200	1809071	TCAT23300P-200	GAUGE 0 TO 200 PSI

23300P-2000	TCAT23300P-2000	1809080	TCAT23300P-2000	GAUGE 0 TO 2000 PSI

23300P-30	TCAT23300P-30	1838945	TCAT23300P-30	GAUGE 0 TO 30 PSI

23300P-300	TCAT23300P-300	1809098	TCAT23300P-300	GAUGE 0 TO 300 PSI

23300P-3000	TCAT23300P-3000	1838950	TCAT23300P-3000	GAUGE 0 TO 3000 PSI

23300P-50	TCAT23300P-50	1809102	TCAT23300P-50	GAUGE 0 TO 50 PSI

23300P-500	TCAT23300P-500	1838961	TCAT23300P-500	GAUGE 0 TO 500 PSI

23300P-5000	TCAT23300P-5000	1809116	TCAT23300P-5000	GAUGE 0 TO 5000 PSI

23300P-750	TCAT23300P-750	1838977	TCAT23300P-750	GAUGE 0 TO 750 PSI

23300P-COM	TCAT23300P-COM	1809125	TCAT23300P-COM	GAUGE, -15 TO +15 PSI

23300P-VAC	TCAT23300P-VAC	1838989	TCAT23300P-VAC	GAUGE -15 TO 0 PSI

	WIREKIT-1	1809133	WIREKIT-1	J,T,E,K MINI PLUG TO PIGTAIL

	WIREKIT-2	1838992	WIREKIT-2	B,R/S,K MINI PLUG TO PIGTAIL

23120E-L	500143-010	1809140	WIREKIT-3	ALTEK REPLACEMENT LEAD KIT

	WIREKIT-4	1839009	WIREKIT-4	REPLACEMENT 311A

	WIREKIT-8	1839027	WIREKIT-8	REPLACEMENT 434

	WIREKIT-9	1839030	WIREKIT-9	REPLACEMENT 830

Transmation/Fluke Distribution Agreement — Sept. 1, 2002

* * * CONFIDENTIAL TREATMENT REQUESTED

APPENDIX B

Current
Quarter
Vendor	Item	Forecast	Q+1 Forecast	Q+2 Forecast	Q+3 Forecast	Q+4 Forecast

Fluke	Item 1

Item 2

Item 3

Item 4

Item 5

.

.

.

Item 20

Sum of all Other

Transmation	Item 1

Item 2

Item 3

Item 4

Item 5

.

.

.

Item 20

Sum of all Other

Altek	Item 1

Item 2

Item 3

Item 4

Item 5

.

.

.

Item 20

Sum of all Other

Hart	Item 1

Item 2

Item 3

Item 4

Item 5

.

.

.

Item 20

Sum of all Other

* * * CONFIDENTIAL TREATMENT REQUESTED

Current
Quarter
Vendor	Item	Forecast	Q+1 Forecast	Q+2 Forecast	Q+3 Forecast	Q+4 Forecast

Meterman	Item 1

Item 2

Item 3

Item 4

Item 5

.

.

.

Item 20

Sum of all Other

Agilent	Item 1

Item 2

Item 3

Item 4

Item 5

.

.

.

Item 20

Sum of all Other

Pomona	Item 1

Item 2

Item 3

Item 4

Item 5

.

.

.

Item 20

Sum of all Other

All Vendors Total

* * * CONFIDENTIAL TREATMENT REQUESTED

APPENDIX C1

Shipments meet 2002 and 2003 commitment; adder applied to Q4 02’s reference period one time only

’03 total ship

TPG adder							$	[ * * * ]

Total Base	$	[ * * * ]	$	[ * * * ]	$	[ * * * ]	$	[ * * * ]	$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]

Total Shipments	$	[ * * * ]	$	[ * * * ]	$	[ * * * ]	$	[ * * * ]	$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]

Lst 4 Q base									$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]

present 4 Q actual									$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]

Growth %										[ * * * ]	%		[ * * * ]	%		[ * * * ]	%		[ * * * ]	%		–[ * * * ]	%

Est Rebate %										[ * * * ]	%		[ * * * ]	%		[ * * * ]	%		[ * * * ]	%		[ * * * ]	%		[ * * * ]	%

Est Rebate $$										$—		$	[ * * * ]		$	[ * * * ]		$	[ * * * ]			$—		$	[ * * * ]

Shipments above forecast needed to reach rebate									$	[ * * * ]		$	([ * * * ]	)	$	([ * * * ]	)	$	([ * * * ]	)	$	[ * * * ]		$	([ * * * ]	)

Rebate beginning Q4’02 (Oct-Dec) includes all 11 named product families

Proposed rebate formula — (Q4’02 example)

Q4’02Growth%	=	Q1’02 + Q2’02 + Q3’02 + Q4’02	–1

Q4’01 + Q1’02 + Q2’02 + (Q3’02 + $[ * * * ])

Rebate Table

Growth %	Rebate %

>[ * * * ]%	[ * * * ]	%

>[ * * * ]%	[ * * * ]	%

>[ * * * ]%	[ * * * ]	%

>[ * * * ]%	[ * * * ]	%

>[ * * * ]%	[ * * * ]	%